Exhibit 99.2

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In Re. SCINTILLA PHARMACEUTICALS, INC. Debtor(s) § § § § Case No. 23-90084 Lead Case No. 23-90085 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2023 Petition Date: 02/13/2023 Months Pending: 3 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Mohsin Y. Meghji 06/14/2023 Mohsin Y. Meghji 4955 Directors Place, San Diego, CA 92121 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 1 of 12

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$60,000	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$60,000	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d	Total current assets	$60,000
e.	Total assets	$60,000
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$15,348,545
n.	Total liabilities (debt) (j+k+l+m)	$15,348,545
o.	Ending equity/net worth (e-n)	$-15,288,545

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 6 of 12

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◯ No ⦿
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ⦿
c.	Were any payments made to or on behalf of insiders?		Yes ◯ No ⦿
d.	Are you current on postpetition tax return filings?		Yes ⦿ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ⦿ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ⦿ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◯ No ⦿
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◯ No ◯ N/A ⦿
i.	Do you have:	Worker's compensation insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ⦿ No ◯
		If yes, are your premiums current?	Yes ⦿ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◯ No ⦿
k.	Has a disclosure statement been filed with the court?		Yes ◯ No ⦿
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ⦿ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Mohsin Y. Meghji	Mohsin Y. Meghji
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	06/14/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name SCINTILLA PHARMACEUTICALS, INC. Case No. 23-90084 PageFour PageThree Case 23-90085 Document 880 Filed in TXSB on 06/14/23 Page 12 of 12

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Cash Receipts and Disbursements Reporting Period: 4/1/23 - 4/30/23 Federal Tax I.D. No.: 47-4207956 Statement of Cash Receipts and Disbursements Subject: April Reporting Period Monthly Operating Report Attestation Regarding Statement of Cash Receipts and Disbursements The Debtor, Scintilla Pharmaceuticals, Inc. hereby submits this attestation regarding Statement of Cash Receipts and Disbursements. The Debtor, Scintilla Pharmaceuticals, Inc. did not have any cash receipts or disbursements during the Reporting Period. /s/ Mohsin Y. Meghji Mohsin Y. Meghji Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. June 14, 2023 Title Date 6 Case 23-90085 Document 881 Filed in TXSB on 06/14/23 Page 1 of 3

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Balance Sheet Reporting Period: 4/1/23 - 4/30/23 (Unaudited) Federal Tax I.D. No.: 47-4207956 (Actuals in US Dollars) As of April 30, 2023 ASSETS Current assets: Cash and cash equivalents $60,000 Total current assets 60,000 Total assets $60,000 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities subject to compromise 15,348,545 Total liabilities subject to compromise 15,348,545 Total stockholders' equity (15,288,545) Total liabilities and stockholders’ equity $60,000 7 Case 23-90085 Document 881 Filed in TXSB on 06/14/23 Page 2 of 3

In re: Scintilla Pharmaceuticals, Inc. Case No.: 23-90084 (DRJ) Debtor Lead Case No.: 23-90085 (DRJ) MOR - Statement of Operations Reporting Period: 4/1/23 - 4/30/23 (Unaudited) Federal Tax I.D. No.: 47-4207956 Statement of Operations Subject: April Reporting Period Monthly Operating Report Attestation Regarding Statement of Operations The Debtor, Scintilla Pharmaceuticals, Inc. hereby submits this attestation regarding Statement of Operations. The Debtor, Scintilla Pharmaceuticals, Inc. did not have any activity on the Statement of Operations for the Reporting Period. /s/ Mohsin Y. Meghji Mohsin Y. Meghji Signature of Responsible Party Printed Name of Responsible Party Chief Restructuring Officer for Sorrento Therapeutics, Inc., et al. June 14, 2023 Title Date 8 Case 23-90085 Document 881 Filed in TXSB on 06/14/23 Page 3 of 3